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EXHIBIT 32.1  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
              PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


              Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, I, Lloyd G. Waterhouse, certify that:


              To the best of my knowledge and belief, the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2003 by The Reynolds and Reynolds Company and to which this certification is appended fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of The Reynolds and Reynolds Company.



                                               /s/ Lloyd G. Waterhouse
                                               --------------------------------
                                               Lloyd G. Waterhouse
                                               Chief Executive Officer,
                                               Chairman and President



              A signed original of this written statement required by Section 906 has been provided to The Reynolds and Reynolds Company and will be retained by The Reynolds and Reynolds Company and furnished to the Securities and Exchange Commission or its staff upon request.


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